                                                                       EXHIBIT 2

                             JOINT FILING AGREEMENT

         The undersigned each agree that (a) the Statement on Schedule 13D relating to the Common Stock, $0.001 par value, of Teletouch Communications, Inc., is adopted and filed on behalf of each of the, (b) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(c) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below

May 30, 2002                           Robert M. McMurrey


                                            /s/ Robert M. McMurrey
                                       ----------------------------------------


                                       TLL Partners, L.L.C.


                                       By:  /s/ Robert M. McMurrey
                                          -------------------------------------
                                            Robert M. McMurrey
                                            President


                                       Rainbow Resources, Inc.


                                       By:  /s/ Robert M. McMurrey
                                          -------------------------------------
                                            Robert M. McMurrey
                                            President


                                       Progressive Concepts Communications, Inc.


                                       By:  /s/ Robert M. McMurrey
                                          -------------------------------------
                                            Robert M. McMurrey
                                            Chairman

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